[Black and white print advertisement.]
[Upper 25% of the ad is a photograph of the Manhattan skyline. Below in black type on white background is the headline:] IF YOU'RE LOOKING FOR PERFORMANCE, CONSIDER A FUND BUILT ON SOLID FOUNDATIONS.
[Below the headline on the left-hand side of the ad printing in smaller black type is the following text:]
     Real estate has always offered solid investment potential. And can be a welcome addition to a diversified portfolio. For the three-year period ended 6/30/98, CGM Realty Fund outperformed the NAREIT Equity REIT Index by 29% to return more than 88%*. CGM Realty Fund has declined during 1998. While no one can predict future performance, maybe you should consider investing now.
     Managed by Ken Heebner,CGM Realty Fund offers the potential for high current income and long-term capital appreciation along with the long-term advantages of real estate. It very well may become the cornerstone of your portfolio. Call now for more information and a prospectus.
[A line drawing of a fencer in a box with a black and white striped background appears below and to the left (logo). To the right of the logo is the following text:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0742
[Beneath the phone number in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.] *6.1%, 23.5%, and 18.0% are the average annual total returns for CGM Realty Fund for the 1- and 3-year periods ended 6/30/98 and from inception on 5/13/94 through 6/30/98. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. The National Association of Real Estate Investment Trusts (NAREIT)

Equity REIT Index is an unmanaged index currently consisting of approximately 175 equity REITs. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD
Copyright 1998 CGM